Exhibit 99.1

CarLotz, Inc. Closes Business Combination and Will Trade on the Nasdaq Stock Exchange Under the Ticker LOTZ

RICHMOND, Virginia, January 21, 2021 (BUSINESS NEWSWIRE) – CarLotz, Inc. (“CarLotz” or the “Company”), a leading consignment-to-retail used vehicle marketplace, today announced that it has completed its business combination (the “Business Combination”) with Acamar Partners Acquisition Corp. (“Acamar Partners”) (Nasdaq: ACAM), a publicly-traded special purpose acquisition company. The Business Combination was approved on January 20, 2021 by Acamar Partners’ stockholders. Beginning January 22, 2021, CarLotz’ shares will trade on the Nasdaq Global Market under the ticker symbol “LOTZ.”

Michael Bor, Co-Founder and Chief Executive Officer of CarLotz, said, “Today marks another major milestone for CarLotz as we begin this next chapter as a public company. I couldn’t be more proud of the CarLotz team today, including all our CarLotz alumni, who put their hearts and souls into growing this business. We would not be where we are today without our team’s grit, determination, focus on the guest experience, and adherence to our core values. With our differentiated business model, including the only Consignment-to-Retail Sales Platform, and the continued execution of our growth strategies, we are well positioned to advance our vision of transforming the used vehicle industry. We look forward to building on the success we have driven to-date, and delivering value for all of our stakeholders.”

Luis Solorzano, Chief Executive Officer of Acamar Partners, commented, “We are excited to announce the closing of our business combination with CarLotz. Michael and his team have established a proven platform for growth that will be further enhanced by this combination. We look forward to seeing the CarLotz team capitalize on the near and long-term growth opportunities, as they continue to disrupt the used vehicle industry, and supporting them in this new chapter.”

“We are thrilled to see CarLotz gain the financial support needed to roll out its unique retail automotive experience nationally,” said Steve Carrel, Managing Director of TRP Capital Partners. “The Company’s technology, omni-channel marketing and asset-light inventory sourcing model provide a best-in-class experience for consumers to buy, sell, trade or consign vehicles, creating a differentiated model to grow its market share over the long term.”

The Business Combination was funded by a combination of Acamar Partners’ $311 million cash-in-trust and $125 million of PIPE proceeds, which was fully committed by a pool of institutional and strategic investors.

For CarLotz, Deutsche Bank Securities served as lead financial and capital markets advisor, Barclays served as financial and capital markets co-advisor, William Blair served as capital markets co-advisor and Freshfields Bruckhaus Deringer served as legal counsel. Acamar Partners’ advisors included Goldman Sachs as sole financial advisor and placement agent for the PIPE, and Simpson Thacher & Bartlett served as legal counsel.

About CarLotz, Inc.

CarLotz is a used vehicle consignment and Retail Remarketing™ business that provides our corporate vehicle sourcing partners and retail sellers of used vehicles with the ability to access the previously unavailable retail sales channel, while simultaneously providing buyers with prices that are, on average, below those of traditional dealerships. Our mission is to create the world’s greatest vehicle buying and selling experience. We operate a technology-enabled buying, sourcing and selling model that offers a seamless omni-channel experience and comprehensive selection of vehicles, while allowing for a fully contactless end-to-end e-commerce interface that enables no hassle buying and selling. Our proprietary Retail Remarketing™ technology provides our corporate vehicle sourcing partners with real-time performance metrics and data analytics, along with custom business intelligence reporting that enables price and vehicle triage optimization between the wholesale and retail channel. Through our marketplace model, we generate significant value for both sellers and buyers through price, selection and experience.

About Acamar Partners Acquisition Corp.

Acamar Partners Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Acamar Partners Acquisition Corp. raised $305.6 million in its initial public offering in February 2019 (and subsequent exercise of the underwriters’ over-allotment option).

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include statements that are not historical facts, such as statements concerning possible or assumed future actions, business strategies, events or results of operations, including statements regarding Acamar Partners’ and CarLotz’ expectations or predictions of future financial or business performance or conditions. Forward-looking statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

Forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Acamar Partners’ Form 10-K for the year ended December 31, 2019 under “Risk Factors” in Part I, Item 1A and in Acamar Partners’ Form 10-Q for the quarterly period ended March 31, 2020, Form 10-Q for the quarterly period ended June 30, 2020 and Form 10-Q for the quarterly period ended September 30, 2020 under “Risk Factors” in Part II, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety.

In addition to risks previously disclosed in Acamar Partners’ reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from the transaction; the effects of pending and future legislation; risks related to management’s focus on the transaction rather than on the ongoing business operations of CarLotz; business disruption following the transaction; risks related to Acamar Partners’ or CarLotz’ indebtedness; other consequences associated with mergers, acquisitions and legislative and regulatory actions and reforms; risks of the automotive and used vehicle industries; the potential impact of COVID-19 on the used vehicle industry and on the CarLotz business; litigation, complaints, product liability claims or adverse publicity; the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability; new entrants in the consignment-to-retail used vehicle business; technological disruptions, privacy or data breaches, the loss of data or cyberattacks; and the ability to compete successfully with new and existing market participants.

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Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Acamar Partners’ and CarLotz’ control. While all projections are necessarily speculative, Acamar Partners and CarLotz believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Acamar Partners and CarLotz, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Forward-looking statements speak only as of the date they are made, and Acamar Partners and CarLotz are under no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Acamar Partners has filed or will file from time to time with the SEC. Forward-looking statements are expressed in good faith, and Acamar Partners and CarLotz believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in CarLotz and is not intended to form the basis of an investment decision in CarLotz. All subsequent written and oral forward-looking statements concerning Acamar Partners and CarLotz, the transaction or other matters and attributable to Acamar Partners and CarLotz or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Investor Contact:

CarLotzIR@icrinc.com

Media:

CarLotzPR@icrinc.com

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